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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    DECEMBER 18, 1997
                                                        -------------------


                         MET-COIL SYSTEMS CORPORATION
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              (Exact Name of Registrant as Specified in Charter)




         DELAWARE                        0-14057                 42-1027215

-------------------------------    --------------------   ----------------------
(State or Other Jurisdiction of    (Commission File No.)   (I.R.S. Employer No.)
Incorporation)


5486 SIXTH STREET SW, CEDAR RAPIDS, IOWA                                 52404

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(Address or Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code  (319) 363-6566
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On December 18, 1997, the Registrant's Board of Directors approved a change in independent accountant for audit of the fiscal year ending May 31, 1998:

(a)   Dismissing Deloitte & Touche LLP noting that:

      (i) Deloitte & Touche LLP's reports on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      (ii) During the Company's two most recent fiscal years and subsequent interim periods preceding the dismissal, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b)   Engaging McGladrey & Pullen LLP.

      See Exhibits 16 and 99 for further information, which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      (16) Letters regarding change in certifying accountant:

                  1)   Deloitte & Touche LLP letter of
                       withdrawal dated December 18, 1997.

                  2)   Deloitte & Touche LLP concurrence
                       letter dated December 22, 1997, as to statements made by the registrant herein.

      (99) Met-Coil Systems Corporation press release dated December 22, 1997, entitled "Change of Auditors".




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 18, 1997                     Met-Coil Systems Corporation




                                              By: /s/ Randall J. Stodola
                                                  ------------------------------
                                              Name:  Randall J. Stodola
                                              Title:  Vice President, Controller
                                                      Chief Accounting Officer